UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported):
July 5, 2011
SMART MODULAR TECHNOLOGIES (WWH), INC.
(Exact Name of Registrant as Specified in Charter)
Cayman Islands
(State or Other Jurisdiction of Incorporation)

000-51771	20-2509518
(Commission File Number)	(IRS Employer Identification No.)

39870 Eureka Drive Newark, CA	94560
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (510) 623-1231
N/A
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
     On April 26, 2011, SMART Modular Technologies (WWH), Inc. (“SMART” or the “Company”), a Cayman Islands exempted company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Saleen Holdings, Inc., a Cayman Islands exempted company (“Parent”), and Saleen Acquisition, Inc., a Cayman Islands exempted company and wholly owned subsidiary of Parent (“Merger Sub”), providing for the merger (the “Merger”) of Merger Sub with and into SMART, with SMART surviving the Merger as a wholly owned subsidiary of Parent. In connection with Parent’s financing for the contemplated Merger, SMART intends to disclose certain information which is set forth in Exhibit 99.1 to this report and incorporated herein by reference, which information will be provided to prospective lenders in connection with such financing. The purpose of this disclosure is to supplement the disclosure previously filed on our Current Report on Form 8-K dated June 16, 2011 primarily to update the data through the third quarter of fiscal 2011.
     This information and the exhibit attached hereto are being “furnished” pursuant to Item 7.01 and in accordance with general instruction B.2 to Form 8-K shall not be deemed “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that section, nor shall such information be deemed to be incorporated by reference into any filings under the Securities Act of 1933, notwithstanding any general incorporation language contained therein.
     This communication, including the exhibits hereto, contains forward-looking statements that involve numerous risks and uncertainties. All forward-looking statements included in this document are based on information available to SMART on the date hereof. In some cases, you can identify forward-looking statements by terminology such as “may,” “can,” “will,” “should,” “could,” “expects,” “plans,” “anticipates,” “intends,” “believes,” “estimates,” “predicts,” “potential,” “targets,” “goals,” “projects,” “outlook,” “continue,” “preliminary,” “guidance,” or variations of such words, similar expressions, or the negative of these terms or other comparable terminology. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause actual events or the results to be materially different from expected events or historical results and/or from any future results or events or outcomes expressed or implied by such forward-looking statements. No assurance can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on the intended Merger or on our results of operations or financial condition. Accordingly, the Merger may not occur and actual events and results may differ materially and adversely from those expressed in or implied from any forward-looking statements. Neither SMART nor any other person can assume responsibility for the accuracy and completeness of forward-looking statements. There are various important factors that could cause actual events or results to differ materially from those in any such forward-looking statements, many of which factors are beyond SMART’s control. These factors include but are not limited to: failure to obtain shareholder approval of the proposed Merger; failure to obtain, delays in obtaining or adverse conditions contained in any required regulatory or other approvals; failure to consummate or delay in consummating the transaction for other reasons; changes in laws or regulations; and changes in general economic conditions. SMART undertakes no obligation (and expressly disclaims any such obligation) to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. For additional information please refer to SMART’s most recent Form 10-K, Form 10-Qs and 8-K reports filed with the SEC. Risks as outlined in these reports may not constitute all factors that could cause actual events or results to differ materially from those discussed in any forward-looking statements. The Company operates in a continually changing business environment and new factors emerge from time to time. The Company cannot predict such factors, nor can it assess the impact, if any, from such factors on the transaction or on the Company or its results. Forward-looking statements should not be relied upon as a prediction of actual results. These forward-looking statements are made as of today, and the Company does not intend, and has no obligation, to update or revise any forward-looking statements in order to reflect events or circumstances that may arise after the date of this press release.
Additional Information and Where to Find It
     All parties desiring details regarding the transaction are urged to review the definitive Merger Agreement on the Company’s website at http://www.smartm.com, and on the SEC’s website at http://www.sec.gov. In connection with the proposed transaction, SMART has filed with the SEC a preliminary proxy statement and other documents relating to the transaction and will file with the SEC a definitive proxy statement, and may file with the SEC other documents regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER FILED DOCUMENTS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION

ABOUT THE PROPOSED TRANSACTION. Shareholders will be able to obtain a free-of-charge copy of the proxy statement and other relevant documents (when available) filed with the SEC from the SEC’s website at http://www.sec.gov. Shareholders will also be able to obtain a free-of charge copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to The Blueshirt Group, Attention: Suzanne Craig or from SMART’s website, http://www.smartm.com. SMART and certain of its directors, executive officers and other members of management and employees may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from shareholders of SMART in favor of the proposed merger. Information regarding SMART’s directors and executive officers is contained in SMART’s definitive proxy statement filed with the SEC on December 3, 2010 (the “Annual General Meeting Proxy Statement”). Additional information regarding the interests of such potential participants will be included in the proxy statement and the other relevant documents filed and to be filed with the SEC (when available).
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Certain Information to Be Provided to Prospective Lenders on or About July 5, 2011

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMART MODULAR TECHNOLOGIES (WWH), INC.
Date: July 5, 2011	By:	/s/ IAIN MACKENZIE
		Name:	Iain MacKenzie
		Title:	President & Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Certain Information to Be Provided to Prospective Lenders on or About July 5, 2011